UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2005


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       1-4422                 51-0068479
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                      Identification No.)


                2170 Piedmont Road, N.E., Atlanta, Georgia 30324
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (404) 888-2000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

     On January 25, 2005, Rollins, Inc., a premier North American consumer services company (NYSE Ticker Symbol - ROL), at a meeting of the Board of Directors, approved a three-for-two stock split of the Company's common shares and declared a regular quarterly dividend of $.075 per share payable March 10, 2005 to stockholders of record at the close of business February 10, 2005. The cash dividend will be paid on the pre-split shares and represents a 25% increase over the prior quarterly dividend.

Item 9.01. Financial Statements and Exhibits

Exhibit No.             Description
   99.1                 Press Release Dated January 25, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  January 26, 2005              By:  /s/ Harry J. Cynkus
                                          --------------------------------------
                                   Name:  Harry J. Cynkus
                                  Title:  Chief Financial Officer and Treasurer